Income Taxes (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2024 USD ($)
Income Taxes
Net operating losses carried forward - US	$ 5,070
NonCapitalLossCarryforwards	Utilization of net operating loss carryforwards may be subject to limitations in the event of a change in ownership pursuant to United States Internal Revenue Code (“IRC”) § 382, and similar state provisions. As a result of the acquisition of Prismic on June 28, 2019, the preacquisition net operating loss carryforwards of approximately $4.93 million could be subject to IRC § 382 limitation as the acquisition could constitute a change of ownership